SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 28, 2002


                            MAVERICK TUBE CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   1-10651                   43-1455766
----------------------------     -------------            -------------------
(State or Other Jurisdiction     (Commission                (IRS Employer
      of Incorporation)           File Number)            Identification No.)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri           63017
------------------------------------------------------------         ----------
 (Address of Principal Executive Offices)                            (Zip Code)

                                 (636) 733-1600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

     Maverick Tube Corporation (the "Company") has been advised that it was not the prevailing bidder in its attempt to acquire the North Star Steel Tubular Division.

     On May 23, 2002, JP Morgan Securities Inc., as representative of the underwriters for the previously announced follow-on offering of five million shares by the Company, exercised the underwriters' option to acquire an additional 750,000 shares to cover over-allotments. A press release issued by the Company on May 24, 2002 announcing the exercise is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.
                           Not applicable.

                  (b)      Pro Forma Financial Statements.
                           Not applicable

                  (c)      Exhibits



Exhibit                    Description

99.1  Text of Press Release dated May 24, 2002 issued by the Company.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   May 28, 2002



                                   MAVERICK TUBE CORPORATION


                                   By: /s/ Pamela G. Boone
                                       -----------------------------------------
                                       Pamela G. Boone
                                       Vice President-Finance and Administration
                                        and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit   Description

99.1      Text of Press Release dated May 24, 2002 issued by the Company.

FOR IMMEDIATE RELEASE                                May 24, 2002

For further information contact:                     Pamela G. Boone
                                                     Vice President Finance, CFO
                                                     636-733-1600

================================================================================

                            MAVERICK TUBE CORPORATION
           Announces Exercise by Underwriters of Over-Allotment Option

================================================================================

     St. Louis, May 24, 2002 - Maverick Tube Corporation (NYSE:MVK), a leading North American producer of tubular steel products used in energy and industrial applications, today announced that JPMorgan Securities, Inc., as representative of the underwriters for Maverick's previously announced follow-on offering of five million shares, has exercised the underwriters' option to acquire an additional 750,000 shares to cover over-allotments.

     This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the security laws of any such state.

     Information included in this release contains "forward-looking statements" within the meaning of the federal securities laws. Such statements are inherently subject to risk and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual events, financial and otherwise, may differ materially from the events and results discussed in the forward-looking statements. The reader is directed to Maverick's various filings with the Securities and Exchange Commission, including the prospectus supplement and accompanying prospectus filed May 17, 2002 relating to the offering.